SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 26, 2003
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               Date of report (Date of earliest event reported)

              SLI Holdings International, LLC (formerly, SLI, Inc.)
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              (Exact Name of Registrant as Specified in Charter)

             Oklahoma                    0-25848                 73-1412000
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 (State or Other Jurisdiction of       (Commission             (IRS Employer
          Incorporation)               File Number)         Identification No.)

           500 Chapman Street, Canton Massachusetts                 02021
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           (Address of principal executive offices)               (zip code)

                                (781) 828-2948
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             (Registrant's telephone number, including area code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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

Item 5. Other Events.

      As previously reported, on September 9, 2002, SLI, Inc. (the "Company"), and certain of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court"), in Wilmington, Delaware. As previously reported, on June 30, 2003, the Company's Second Amended Chapter 11 Plan of Reorganization of the Debtors in Possession and the Official Committee of Unsecured Creditors was confirmed by the Court and the Company emerged from Chapter 11 as SLI Holdings International, LLC.

      On June 26, 2003, the Company filed a Notice of Filing of Monthly Operating Report covering the period from April 28, 2003 through June 1, 2003 (the "Monthly Operating Report"), with the Court as required by the Code. A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

(a) Exhibits:

         Number            Description
         ------            -----------
         99.1              Notice of Filing of Monthly Operating Report for
                           period from April 28, 2003 through June 1,
                           2003 (including Exhibits).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SLI Holdings International, LLC,
                                            (formerly SLI, Inc.)

                                          By: /s/ Stanford Springel
                                              ------------------------------
                                          Name:   Stanford Springel
                                          Title:  Chief Executive Officer

Date: August 14, 2003

                               INDEX TO EXHIBITS

         Number            Description
         ------            -----------
         99.1              Notice of Filing of Monthly Operating Report for
                           period from April 28, 2003 through June 1, 2003
                           (including Exhibits).